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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 25, 2017
(Date of earliest event reported)
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BIO-RAD LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

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Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.
Hercules, California 94547
(Address of principal executive offices, including zip code)

(510) 724-7000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Bio-Rad Laboratories, Inc. (the “Company”) held its Annual Meeting of Stockholders on April 25, 2017. The matters voted upon at the meeting and the results of those votes are set forth below.

1. Each of the nominated directors was elected and received the affirmative vote of a majority of the votes cast in the respective class of Common Stock, as follows:

	Class of
	Common Stock	Votes	Votes	Votes	Broker
	to Elect	For	Against	Abstaining	Non-Votes

Melinda Litherland	Class A	19,962,061	345,415	3,151	2,064,610
Arnold A. Pinkston	Class A	19,963,761	343,155	3,711	2,064,610
Jeffrey L. Edwards	Class B	4,930,264	519	30	115,341
Gregory K. Hinckley	Class B	4,930,178	635	-	115,341
Alice N. Schwartz	Class B	4,923,164	7,649	-	115,341
Norman Schwartz	Class B	4,922,965	7,848	-	115,341

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017 was ratified and received the affirmative vote of a majority of the voting power of the holders of Class A and Class B Common Stock, as follows:

Votes	Votes		Votes	Broker
For	Against		Abstaining	Non-Votes
7,279,650	3,560		468	-

3. The proposal to approve the Bio-Rad Laboratories, Inc. 2017 Incentive Award Plan was approved and received the affirmative vote of a majority of the voting power of the holders of Class A and Class B Common Stock, as follows:

Votes	Votes		Votes	Broker
For	Against		Abstaining	Non-Votes
6,030,772	927,471		3,633	321,802

4. The proposal to approve an amendment to the Bio-Rad Laboratories, Inc. 2011 Employee Stock Purchase Plan to increase the number of shares authorized thereunder by 700,000 was approved and received the affirmative vote of a majority of the voting power of the holders of Class A and Class B Common Stock, as follows:

Votes	Votes	Votes	Broker
For	Against	Abstaining	Non-Votes
6,958,695	2,568	613	321,802

5. The non-binding advisory vote to approve executive compensation was approved and received the affirmative vote of a majority of the voting power of the holders of Class A and Class B Common Stock, as follows:

Votes	Votes	Votes	Broker
For	Against	Abstaining	Non-Votes
6,894,740	63,091	4,045	321,802

6. With respect to the non-binding advisory vote on the frequency of future advisory votes to approve executive compensation, Three Years received the affirmative vote of a majority of the voting power of the holders of Class A and Class B Common Stock, as follows:

Votes	Votes	Votes	Votes	Broker
1 Year	2 Years	3 Years	Abstaining	Non-Votes
1,151,180	2,091	5,806,177	2,428	321,802

Consistent with the preferred frequency expressed by the Company's stockholders and the determination of the Company’s Board of Directors, the Company has determined that it will hold a non-binding advisory vote to approve executive compensation every Three Years, until the next required non-binding advisory vote on the frequency of future non-binding advisory votes to approve executive compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	May 1, 2017	By:	/s/ Timothy S. Ernst
Timothy S. Ernst
Executive Vice President, General Counsel and Secretary